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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January  13, 2005
                                                 ------------------------------------------------------------------------

                                         Metaldyne Corporation
-------------------------------------------------------------------------------------------------------------------------
                                       (Exact name of registrant as specified in its charter)

           Delaware                                001-12068                             38-2513957
-------------------------------------------------------------------------------------------------------------------------
     (State or other jurisdiction                 (Commission                           (IRS Employer
         of incorporation)                        File Number)                      Identification No.)

                             47659 Halyard Drive, Plymouth, Michigan 48170
-------------------------------------------------------------------------------------------------------------------------
                            (Address of principal executive offices)                                       (Zip Code)

Registrant's telephone number, including area code       (734) 207-6200
                                                   ----------------------------------------------------------------------

                                      Not Applicable
-------------------------------------------------------------------------------------------------------------------------
                           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

  POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF
INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND
UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 14, 2005, Bruce R. Swift ("Swift"), president of the Driveline Group of Metaldyne Corporation (the "Company"), and the Company entered into a Release
Agreement (the "Agreement") pursuant to which Swift resigned from the Company effective January 31, 2005 (the "Termination Date"). The Company will continue paying Swift's base salary for a period of six months following his resignation, for a gross payment of $225,000. In addition, a gross bonus for 2004 will be paid in accordance with the Company's Annual Value Creation Plan, provided, however, that the amount paid pursuant to the individual performance component of the bonus award will be fixed at $67,500. A gross payment of $34,615.38, representing the monetary value of four weeks of vacation time, will be paid to
Swift within 10 days of the date of the Agreement.

The Company will continue to provide Swift with group medical, dental and insurance benefits that are substantially similar to those which Swift was receiving immediately prior to termination of employment until the earlier of:
1) the end of the six month period following the Termination Date; or 2) the date on which Swift becomes eligible to receive any benefits under any plan or program of any other employer. Swift will continue to participate in the
Metaldyne Executive Car Program for a period of one month from the Termination
Date. Other than as outlined above, Swift will cease to be an active participant under the Company's retirement and other benefit plans, and no additional benefits will accrue to Swift after the Termination Date.

In return, Swift has agreed to release the Company and other entities and individuals associated with the Company from any and all claims which Swift ever had or has as of the Termination Date involving the Company. Swift may revoke the Agreement for a period of 7 calendar days following his execution of the
Agreement.

A copy of the Agreement is filed as an Exhibit to this Current Report on Form
8-K.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with Swift's resignation, the Employment Agreement, by and between the Company and Swift, effective June 16, 2003, as amended by an Amendment to
Employment Agreement, effective September 10, 2004, was terminated; provided, however, that certain restrictive covenants and remedies relating to these covenants will survive the termination of the Employment Agreement.

A copy of the Employment Agreement and the Amendment are filed as an Exhibit to the Company's most recent Annual Report on Form 10-K, filed November 12, 2004.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On January 13, 2005, Bruce Swift resigned from his position as President of the
Driveline Group of the Company. Pursuant to the terms of the Release Agreement described under Item 1.01 above, Swift will continue as an employee of the
Company through January 31, 2005.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------

10.1               Release Agreement, dated January 14, 2005, between Bruce R.
                   Swift and Metaldyne Corporation

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     Metaldyne Corporation
                                                             ------------------------------------------------------------
                                                                           (Registrant)

Date      January 20, 2005                                   /s/ Jeffrey M. Stafeil
    -------------------------------------------              ------------------------------------------------------------
                                                                           (Signature)*
*Print name and title of the signing officer under his signature.

                                                             Name:  Jeffrey M. Stafeil
                                                                   ------------------------------------------------------
                                                             Title: Executive Vice President and Chief Financial Officer
                                                                    -----------------------------------------------------

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